SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   -----------



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                    John Hancock Preferred Equity Income Fund
             (Exact Name of Registrant as Specified in Its Charter)

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         Massachusetts                                        73-3075015
------------------------------------------         --------------------------------------------
(State of Incorporation or Organization)           (I.R.S. Employer Identification Number)

         101 Huntington Avenue, Boston, MA                    02199
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(Address of Principal Executive Offices)                      (Zip Code)

If this form relates to the                        If this form relates to the
registration of a class of securities              registration of a class of securities
pursuant to Section 12(b) of the                   pursuant to Section 12(g) of the
Exchange Act and is effective                      Exchange Act and is effective
pursuant to General Instruction                    pursuant to General Instruction
A. (c), please check the following                 A (d), please check the following
box.  [X]                                          box.  [   ]


 Securities Act registration statement file number to which this form relates:  File No. 333-91324
                                                                                --------------------

 Securities to be registered pursuant to Section 12(b) of the Act:


    Title of Each Class                             Name of Each Exchange on Which
    to be so Registered                             Each Class is to be Registered
    -------------------                             -----------------------------------

    Common Shares of Beneficial Interest,           New York Stock Exchange, Inc.
    No Par Value

Securities to be registered pursuant to Section 12(g) of the Act: None.




                            Total Number of Pages 3


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               INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.        Description of Registrant's Securities to be Registered.

               The description of the Registrant's common shares to be registered is incorporated by reference to the description under the heading "Description of Shares" in the Registrant's Preliminary Prospectus dated July 29, 2002, which forms part of Amendment No.1 to the Registrant's Registration Statement on Form N-2 (File No. 333-91324; 811-21131) as electronically filed with the Securities and Exchange Commission on July 26, 2002 (Accession No. 0001010521-02-000239), which is incorporated herein by reference.

Item 2.        Exhibits.

Pursuant to the instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.





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                                    SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





Date:  August 8, 2002                              John Hancock Preferred Equity Income Fund
                                          -------------------------------------------------------------
                                                            (Registrant)

                                          By:      /s/  Maureen R. Ford
                                             ----------------------------------------------------------
                                                            (Signature)

                                                   Maureen R. Ford
                                          -------------------------------------------------------------

                                          Its:     Chairman, President and Chief Executive Officer
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